SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 25, 2006

Plug Power Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-27527	22-3672377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number

968 Albany-Shaker Road, Latham, New York 12110

(Address of principal executive offices)

(518) 782-7700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the fling obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On October 25, 2006, Plug Power Inc. (the “Company”) issued a press release announcing its financial results for the third quarter of 2006. On October 25, 2006, the Company held its third-quarter earnings conference call. The full text of the press release and the transcript of the conference call are furnished with this Current Report on Form 8-K as Exhibit 99.1 and Exhibit 99.2, respectively.

Item 9.01 Exhibits

(d) Exhibits.

99.1	Press Release of the Company dated October 25, 2006.

99.2	Transcript of the Company’s third quarter earnings conference call, presented on October 25, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

PLUG POWER INC.

By:	/s/ Roger B. Saillant
Name:	Roger B. Saillant
Title	Chief Executive Officer

Date: October 26, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of the Company dated October 25, 2006.

99.2	Transcript of the Company’s third quarter earnings conference call, presented on October 25, 2006.